EXHIBIT 12B

                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF MARYLAND


NUMBER                                                                    SHARES

                               AMERICASBANK CORP.,
                             A MARYLAND CORPORATION

         THIS CERTIFIES THAT

                                 -- SPECIMEN --

         IS THE REGISTERED HOLDER OF ________________________________
_____________________________________ SHARES OF THE COMMON STOCK OF
AMERICASBANK CORP. TRANSFERABLE ONLY ON THE BOOKS OF THE
CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON
SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

         IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS
CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS
CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS ___________ DAY OF ______ _______________ A.D. 19_____.


_____________________________          ____________________________
                 , SECRETARY                           , PRESIDENT


                                      $0.01
                                    PAR VALUE

         THE CORPORATION HAS THE AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.



         FOR VALUE RECEIVED, ________________________ HEREBY SELL,
ASSIGN AND TRANSFER UNTO ________________________________________________
_________________________________________________________________________
_______________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT __________________________________________________
_________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITHIN FULL POWER OF SUBSTITUTION IN THE PREMISES.

         DATED ______________________ , 19________.

         IN PRESENCE OF

_____________________________________    ______________________________________


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE.  IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.

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